UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06629

Western Asset Managed Municipals Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2018

WESTERN ASSET

MANAGED MUNICIPALS FUND INC. (MMU)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from federal income tax* as is consistent with preservation of principal.

The Fund seeks to achieve its objective by investing primarily in long-term investment grade municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities (municipal obligations). Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal obligations rated investment grade at the time of investment.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Managed Municipals Fund Inc. for the six-month reporting period ended November 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 28, 2018

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

II	Western Asset Managed Municipals Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended November 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s final reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on November 30, 2018, the unemployment rate was 3.7%, versus 4.0% when the period began. November 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In November 2018, 20.8% of Americans looking for a job had been out of work for more than six months, versus 23.0% when the period began.

Western Asset Managed Municipals Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, at its meeting that concluded on September 20, 2017, the Fed kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As widely expected, the Fed again raised rates at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%) and September 26, 2018 (to a range between 2.00% and 2.25%). Finally, at its meeting that ended on December 19, 2018, after the reporting period ended, the Fed raised rates to a range between 2.25% and 2.50%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended November 30, 2018. The yield for the two-year Treasury note began the reporting period at 2.40% — the low for the period — and ended the period at 2.80%. The peak for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.83% and ended the period at 3.01%. The low for the period of 2.82% took place on a number of occasions in July and August 2018, and the high for the period of 3.24% took place on November 8, 2018.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the reporting period. For the six months ended November 30, 2018, the Bloomberg Barclays Municipal Bond Indexiv and the Bloomberg Barclays U.S. Aggregate Indexv returned 0.42% and -0.30%, respectively. Both municipal and taxable bonds were negatively impacted by the rising interest rate environment. The municipal market’s relative outperformance was partially due to overall solid fundamentals and periods of positive investor demand.

Performance review

For the six months ended November 30, 2018, Western Asset Managed Municipals Fund Inc. returned -0.39% based on its net asset value (“NAV”)vi and -0.81% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Index, returned 0.42% for the same period. The Lipper General & Insured Municipal Debt (Leveraged) Closed-End Funds Category Averagevii returned -0.62% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.35 per share. As of November 30, 2018, the

IV	Western Asset Managed Municipals Fund Inc.

Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2018 (unaudited)
Price Per Share	6-Month Total Return†
$13.11 (NAV)	-0.39	%‡**
$12.26 (Market Price)	-0.81	%‡‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

† Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed Municipals Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

December 28, 2018

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

**

The total return based on the NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Stock at 85% of the per share liquidation preference. Absent this transaction, the total return based on NAV should have been -0.46%.

Western Asset Managed Municipals Fund Inc.	V

Investment commentary (cont’d)

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks such as interest rate risk, credit risk, leveraging risk and management risk. As interest rates rise, the price of fixed- income investments declines. Lower rated, higher- yielding bonds, known as “high yield” or “junk” bonds, are subject to greater liquidity and credit risk than higher-rated investment grade securities. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and could have a potentially large impact on Fund performance. The Fund may invest in securities of other investment companies. To the extent it does, Fund stock holders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operation. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”) that invest primarily in municipal securities, involves risks similar to those of investing directly in the securities in which those investment companies invest. Leverage may result in greater volatility of NAV and market price of common shares and may increase a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Managed Municipals Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 62 funds in the Fund’s Lipper category.

Western Asset Managed Municipals Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2018 and May 31, 2018. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — November 30, 2018

Total Spread Duration
MMU	— 6.05 years
Benchmark	— 6.21 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index
MMU	— Western Asset Managed Municipals Fund Inc.

2	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2018

Total Effective Duration
MMU	— 5.98 years
Benchmark	— 6.33 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index
MMU	— Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

November 30, 2018

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 142.0%
Alabama — 7.3%
Jefferson County, AL, Sewer Revenue:
Convertible CAB, Subordinated Lien, Warrants, Step bond, (0.000% until 10/1/23, 7.900%)	0.000%	10/1/50	$11,580,000	$9,954,168
Senior Lien, Warrants, Series A, AGM	5.500%	10/1/53	1,400,000	1,533,798
Subordinated Lien, Warrants, Series D	6.000%	10/1/42	9,230,000	10,492,941
Subordinated Lien, Warrants, Series D	6.500%	10/1/53	6,900,000	8,035,188
Lower Alabama Gas District, Series A	5.000%	9/1/46	8,525,000	9,758,226
Southeast Alabama State Gas Supply District, Project #1, Series A	4.000%	4/1/24	1,750,000	1,837,833	(a)(b)
Total Alabama				41,612,154
Arizona — 4.0%
Arizona State IDA, Refunding, Basis School Project, Credit Enhanced, SD Credit Program	5.000%	7/1/52	725,000	782,290
Navajo Nation, Refunding, Series A	5.500%	12/1/30	950,000	1,044,667	(c)
Queen Creek, AZ, Excise Tax Revenue, Series A	5.000%	8/1/42	750,000	848,385
Salt Verde, AZ, Financial Corp.:
Gas Revenue	5.250%	12/1/28	2,000,000	2,325,380
Gas Revenue	5.000%	12/1/32	10,000,000	11,498,400
Gas Revenue	5.000%	12/1/37	5,500,000	6,266,755
Total Arizona				22,765,877
California — 19.0%
Alameda, CA, Corridor Transportation Authority, Refunding, Second Subordinated Lien, Series B	5.000%	10/1/34	1,750,000	1,928,238
Anaheim, CA, Public Financing Authority, Refunding, Series A	5.000%	5/1/46	2,000,000	2,202,800
Bay Area Toll Authority, CA, San Francisco Bay Area, (SIFMA Municipal Swap Index Yield + 1.100%)	2.790%	4/1/24	5,500,000	5,637,885	(a)(b)
California Health Facilities Financing Authority:
Lucile Salter Packard Children’s Hospital at Stanford	5.000%	11/15/56	500,000	554,035
Refunding, Stanford Hospital, Series A-1	5.150%	11/15/40	2,000,000	2,130,400	(d)
California State Municipal Finance Authority:
Senior Lien, Linux Apartment Project	5.000%	12/31/43	1,500,000	1,612,410	(e)
Senior Lien, Linux Apartment Project	5.000%	12/31/47	1,000,000	1,070,400	(e)
California State Pollution Control Financing Authority	5.000%	11/21/45	12,500,000	12,849,250	(c)(e)
California State, GO, Refunding, Various Purpose	4.000%	11/1/36	1,000,000	1,036,940
California Statewide CDA:
Methodist Hospital Project, FHA Insured	6.625%	8/1/29	5,235,000	5,404,666	(d)
Provident Group-Pomona Properties LLC	5.750%	1/15/45	1,770,000	1,856,022	(c)

See Notes to Financial Statements.

4	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Golden State Tobacco Securitization Corp.:
Refunding, Series A-1	5.000%	6/1/47	$1,500,000	$1,442,745
Refunding, Series A-2	5.000%	6/1/47	1,900,000	1,824,019
Imperial Irrigation District, CA, Electric System Revenue, Refunding, System, Series A	5.500%	11/1/41	2,750,000	2,946,433	(d)
Inland Valley, CA, Development Agency, Refunding, Series A	5.000%	9/1/44	2,405,000	2,587,900
Los Angeles County, CA, Public Works Financing Authority:
Multiple Capital Project II	5.000%	8/1/32	3,000,000	3,281,970
Multiple Capital Project II	5.000%	8/1/37	1,000,000	1,087,760
Los Angeles, CA, Department of Water, Series A	5.000%	7/1/48	2,500,000	2,826,175
Los Angeles, CA, Department of Water & Power, Power System Revenue:
Power System, Series A	5.000%	7/1/47	4,000,000	4,479,040
Refunding, Power System, Series B	5.000%	7/1/38	2,000,000	2,272,120
Series C	5.000%	7/1/37	1,000,000	1,146,470
Series C	5.000%	7/1/42	2,000,000	2,265,860
Los Angeles, CA, Wastewater System Revenue, Green Bond, Subordinated, Series A	5.000%	6/1/48	1,500,000	1,706,220
Modesto, CA, Irrigation District:
COP, Capital Improvement	6.000%	10/1/39	1,905,000	1,932,375	(d)
COP, Capital Improvement, Series A	6.000%	10/1/39	4,595,000	4,661,030	(d)
Morongo Band of Mission Indians, Tribal Economic Development, Series A	5.000%	10/1/42	400,000	406,808	(c)
M-S-R Energy Authority:
Series A	7.000%	11/1/34	3,430,000	4,787,422
Series B	6.500%	11/1/39	8,000,000	10,972,960
Regents of the University of California Medical Center Pooled Revenue, Refunding, Series L	5.000%	5/15/32	1,750,000	1,999,095
River Islands, CA, Public Financing Authority, Refunding, Community Facilities District No. 2003-1	5.500%	9/1/45	2,000,000	2,113,260
Riverside County, CA, Transportation Commission:
Refunding, Sales Tax Revenue, Series B	5.000%	6/1/37	3,500,000	4,035,220
Senior Lien, Series A	5.750%	6/1/44	200,000	217,600
Senior Lien, Series A	5.750%	6/1/48	600,000	651,762
San Bernardino County, CA, COP, Refunding, Arrowhead Project, Series B	5.125%	8/1/24	5,185,000	5,292,900
San Mateo, CA, Joint Powers Financing Authority, Capital Project, Series A	5.000%	7/15/43	1,000,000	1,135,490
Shafter Wasco Irrigation District, CA, COP	5.000%	11/1/40	5,000,000	5,217,050
Total California				107,572,730

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Colorado — 11.3%
Base Village Metropolitan District No. 2, GO, Refunding, Series A	5.750%	12/1/46	$500,000	$499,305
Colorado State Educational & Cultural Facilities Authority, University of Denver Project, Series A	5.000%	3/1/47	1,600,000	1,760,128
Colorado State Health Facilities Authority:
Catholic Health Initiatives, Series A	5.000%	9/1/41	4,000,000	4,029,640
Sisters Leavenworth, Series A	5.000%	1/1/35	6,000,000	6,170,700
Colorado State High Performance Transportation Enterprise, C-470 Express Lanes	5.000%	12/31/51	600,000	631,398
Denver, CO, Airport System Revenue:
Series C	6.125%	11/15/25	10,945,000	12,775,551	(e)(f)
Series C	6.125%	11/15/25	13,630,000	14,200,961	(e)
Public Authority for Colorado Energy, Natural Gas Revenue	6.500%	11/15/38	18,000,000	24,237,900
Total Colorado				64,305,583
Connecticut — 0.6%
Connecticut State, GO, Series E	5.000%	10/15/34	930,000	1,009,376
Connecticut State Special Tax Revenue, Transportation Infrastructure	5.000%	1/1/37	1,500,000	1,647,960
Harbor Point, CT, Infrastructure Improvement District, Refunding, Harbor Point Project	5.000%	4/1/39	900,000	929,007	(c)
Total Connecticut				3,586,343
District of Columbia — 0.6%
District of Columbia:
Ingleside Rock Creek Project	5.000%	7/1/52	400,000	387,344
Refunding, KIPP DC Project, Series B	5.000%	7/1/48	2,800,000	2,937,312
Total District of Columbia				3,324,656
Florida — 9.4%
Broward County, FL, Airport System Revenue	5.000%	10/1/47	1,250,000	1,362,487	(e)
Capital Trust Agency Inc., FL, Elim Senior Housing Inc.	5.875%	8/1/52	350,000	337,796	(c)
Florida State Development Finance Corp., Renaissance Charter School Inc. Project	6.125%	6/15/46	555,000	564,679	(c)
Greater Orlando, FL, Aviation Authority, Priority Subordinated, Series A	5.000%	10/1/47	1,500,000	1,633,815
Miami-Dade County, FL, Expressway Authority, Series A	5.000%	7/1/40	9,000,000	9,350,010
Miami-Dade County, FL, Health Facilities Authority, Refunding, Nicklaus Children’s Hospital	5.000%	8/1/42	1,250,000	1,360,212
Miami-Dade County, FL, Aviation Revenue:
Miami International Airport	5.375%	10/1/35	8,455,000	8,976,166	(d)
Miami International Airport	5.375%	10/1/35	2,250,000	2,364,120
Refunding, Series A	5.000%	10/1/30	3,000,000	3,225,720	(e)
Series A	5.500%	10/1/41	10,000,000	10,295,500	(d)

See Notes to Financial Statements.

6	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Mid-Bay Bridge Authority, Refunding, Series A	5.000%	10/1/30	$2,410,000	$2,658,423
Orange County, FL, School Board, COP, Series A, AGC	5.500%	8/1/34	8,000,000	8,193,200	(d)
Orange-County, FL, Health Facilities Authority, Refunding, Presbyterian Retirement Communities	5.000%	8/1/47	750,000	786,900
Palm Beach County, FL, Health Facilities Authority, Acts Retirement-Life Communities	5.000%	11/15/45	750,000	800,873
Tampa-Hillsborough County, FL, Expressway Authority, Series C	5.000%	7/1/48	1,400,000	1,545,278
Total Florida				53,455,179
Georgia — 5.5%
Atlanta, GA, Water & Wastewater Revenue, Series A	6.250%	11/1/39	13,000,000	13,515,060	(d)
DeKalb Newton & Gwinnett Counties, GA, Joint Development Authority, GGC Foundation LLC Project	6.125%	7/1/40	6,220,000	6,370,524	(d)
Main Street Natural Gas Inc., GA,:
Series B	5.000%	3/15/22	4,000,000	4,295,880
Series E, (SIFMA Municipal Swap Index Yield + 0.570%)	2.260%	12/1/23	6,750,000	6,740,280	(a)(b)
Total Georgia				30,921,744
Hawaii — 1.3%
Hawaii State Airports System Revenue, Series A	5.000%	7/1/39	7,000,000	7,290,990
Idaho — 0.2%
Idaho State Health Facilities Authority, Trinity Health Credit Group	5.000%	12/1/47	1,100,000	1,205,776
Illinois — 15.8%
Chicago, IL, Board of Education:
Dedicated Capital Improvement, Series 2018	5.000%	4/1/42	1,500,000	1,582,050	(g)
GO, Dedicated, Series H	5.000%	12/1/36	500,000	505,775
GO, Dedicated, Series H	5.000%	12/1/46	150,000	147,557
GO, Refunding, Dedicated Series G	5.000%	12/1/44	420,000	420,601
GO, Refunding, Dedicated, Series G	5.000%	12/1/34	100,000	101,519
GO, Series D	5.000%	12/1/46	750,000	724,785	(g)
Chicago, IL, O’Hare International Airport:
General, Third Lien	5.625%	1/1/35	5,175,000	5,558,726	(d)
General, Third Lien	5.625%	1/1/35	1,240,000	1,314,586
General, Third Lien	5.750%	1/1/39	5,035,000	5,421,084	(d)
General, Third Lien	5.750%	1/1/39	965,000	1,024,261
Refunding, General, Senior Lien, Series B	5.000%	1/1/41	1,000,000	1,080,270
Refunding, Series A	5.000%	1/1/31	1,000,000	1,085,820	(e)
Refunding, Series A	5.000%	1/1/35	7,000,000	7,513,380	(e)
Trips Obligated Group	5.000%	7/1/48	700,000	749,455	(e)
Chicago, IL, Transit Authority, Second Lien	5.000%	12/1/51	1,000,000	1,048,600

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL:
GO, Refunding, Series 2005D	5.500%	1/1/34	$10,000	$10,570
GO, Refunding, Series A	6.000%	1/1/38	1,500,000	1,665,870
GO, Series 2002B	5.500%	1/1/32	3,300,000	3,500,574
GO, Series 2002B	5.500%	1/1/37	220,000	231,095
Chicago, IL, GO, Refunding, Series C	5.000%	1/1/25	3,000,000	3,193,560
Chicago, IL, Wastewater Transmission Revenue:
Second Lien	5.000%	1/1/44	1,000,000	1,060,190
Second Lien, Refunding, Series B	5.000%	1/1/38	750,000	800,070
Second Lien, Refunding, Series B	5.000%	1/1/47	1,000,000	1,048,370
Chicago, IL, Waterworks Revenue:
Refunding, Second Lien	5.000%	11/1/29	1,800,000	2,015,028
Refunding, Second Lien, Series 2017-2, AGM	5.000%	11/1/33	1,290,000	1,424,611
Refunding, Second Lien, Series 2017-2, AGM	5.000%	11/1/36	1,110,000	1,212,187
Refunding, Second Lien, Series 2017-2, AGM	5.000%	11/1/37	2,500,000	2,723,475
Refunding, Second Lien, Series 2017-2, AGM	5.000%	11/1/38	2,000,000	2,172,480
Illinois State Finance Authority:
Chicago LLC, University of Illinois Chicago Project	5.000%	2/15/50	500,000	523,665
Depaul University, Series A	6.125%	10/1/40	5,000,000	5,451,800	(d)
Memorial Health System	5.500%	4/1/39	7,000,000	7,073,290
Illinois State:
GO	5.000%	1/1/33	1,500,000	1,540,395
GO	5.000%	11/1/33	2,350,000	2,419,489
GO, Refunding	5.000%	2/1/29	1,660,000	1,741,489
GO, Refunding, Series A	5.000%	10/1/29	3,795,000	4,002,700
GO, Refunding, Series B	5.000%	10/1/29	750,000	791,047
GO, Series A	5.000%	12/1/42	2,000,000	2,034,780
GO, Series D	5.000%	11/1/26	2,000,000	2,126,020
Illinois State University, Refunding, Auxiliary Facilities System, Series A, AGM	5.000%	4/1/37	250,000	271,562
Metropolitan Pier & Exposition Authority, IL,:
CAB, McCormick Place Expansion Project	0.000%	12/15/52	3,100,000	538,532
Refunding, McCormick Project, Series B2, State Appropriations	5.250%	6/15/50	12,000,000	12,057,480
Total Illinois				89,908,798
Indiana — 2.1%
Indiana State Finance Authority:
Private Activity-Ohio River Bridges East End Crossing Project	5.000%	7/1/44	5,000,000	5,232,550	(e)
Second Lien, CWA Authority, Series B	5.000%	10/1/41	5,000,000	5,308,100

See Notes to Financial Statements.

8	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Valparaiso, IN, Pratt Paper LLC Project	7.000%	1/1/44	$1,000,000	$1,147,390	(e)
Total Indiana				11,688,040
Kentucky — 2.2%
Kentucky State Economic Development Finance Authority, Refunding, Louisville Arena Authority Inc., AGM	5.000%	12/1/45	1,000,000	1,079,060
Kentucky State Public Energy Authority:
Gas Supply, Series B	4.000%	1/1/25	5,000,000	5,238,500	(a)(b)
Series A	4.000%	4/1/24	5,800,000	6,075,210	(a)(b)
Total Kentucky				12,392,770
Louisiana — 1.3%
Port New Orleans, LA, Board of Commissioners, Refunding, Series B, AGM	5.000%	4/1/43	2,000,000	2,205,740	(e)
St. Charles Parish, LA, Valero Energy Corp., Convertible	4.000%	6/1/22	5,000,000	5,206,700	(a)(b)
Total Louisiana				7,412,440
Massachusetts — 3.7%
Massachusetts State DFA Revenue:
Broad Institute Inc., Series A	5.250%	4/1/37	8,000,000	8,583,760	(d)
Milford Regional Medical Center, Series F	5.750%	7/15/43	500,000	532,600
Refunding, Broad Institute Inc.	5.000%	4/1/36	1,000,000	1,139,870
UMass Boston Student Housing Project	5.000%	10/1/48	750,000	774,458
Unrefunded, Suffolk University	5.750%	7/1/39	2,680,000	2,724,863
Massachusetts School Building Authority, Senior, Series A	5.000%	5/15/43	3,000,000	3,276,750
Massachusetts Transportation Fund Revenue, Rail Enhancement & Accelerated Bridge Programs	5.000%	6/1/42	3,600,000	4,041,504
Total Massachusetts				21,073,805
Michigan — 4.4%
Great Lakes, MI, Water Authority Water Supply System Revenue:
Refunding, Senior Lien, Series C	5.000%	7/1/35	500,000	561,135
Senior Lien, Series A	5.000%	7/1/46	5,500,000	6,065,070
Detroit, MI, Downtown Development Authority, Refunding, Series A, AGM	5.000%	7/1/48	1,000,000	1,038,730	(g)
Lansing, MI, Board of Water & Light, Series A	5.000%	7/1/37	7,000,000	7,427,000
Michigan State Finance Authority:
Local Government Loan Program	5.000%	7/1/33	625,000	684,256
Refunding, Higher Education, Thomas M Cooley Law School Project	6.750%	7/1/44	1,250,000	1,246,587	(c)
Refunding, Local Government Loan Program	5.000%	7/1/34	250,000	272,733
Refunding, Senior Lien, Great Lakes Water Authority	5.000%	7/1/33	1,270,000	1,379,817

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Senior Lien, Great Lakes Water Authority	5.000%	7/1/44	$1,320,000	$1,402,144
Michigan State Building Authority, Refunding, Facilities Program, Series A	5.250%	10/15/47	650,000	715,045
Michigan State Strategic Fund, I-75 Improvement Project	5.000%	12/31/43	1,400,000	1,492,680	(e)
Royal Oak, MI, Hospital Finance Authority, Refunding, Beaumont Health Credit Group	5.000%	9/1/39	2,500,000	2,680,250
Total Michigan				24,965,447
Minnesota — 0.3%
Western Minnesota Municipal Power Agency, Series A	5.000%	1/1/46	1,530,000	1,665,650
Missouri — 1.2%
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Services	5.000%	2/1/44	2,710,000	2,761,598
Kansas City, MO, Industrial Development Authority, Refunding, Kansas City United Methodist Retirement Home Inc.	6.000%	11/15/51	900,000	787,815	(c)
Kansas City, MO, Water Revenue, Refunding, Series A	5.250%	12/1/32	1,000,000	1,002,590
Missouri State HEFA, Children’s Mercy Hospital	5.625%	5/15/39	1,020,000	1,037,126
St. Louis County, MO, IDA, Friendship Village, St. Louis Obligated Group	5.000%	9/1/38	1,250,000	1,251,813
Total Missouri				6,840,942
Nevada — 0.2%
Reno, NV, Washoe Medical Center, AGM	5.500%	6/1/33	1,185,000	1,187,571
New Jersey — 8.5%
New Jersey State Economic Development Authority, State House Project, Series B	5.000%	6/15/43	4,000,000	4,150,480
New Jersey State EDA:
Continental Airlines Inc. Project	5.250%	9/15/29	3,000,000	3,233,550	(e)
Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	2,500,000	2,665,775	(e)
Refunding, Cigarette Tax	5.000%	6/15/26	2,500,000	2,651,650
Refunding, Port Newark Container Terminal LLC Project	5.000%	10/1/37	650,000	689,455	(e)
Refunding, School Facilities Construction, State Appropriations, (SIFMA Municipal Swap Index Yield + 1.600%)	3.290%	3/1/28	15,000,000	14,805,600	(b)
New Jersey State Health Care Facilities Financing Authority:
Refunding, Hackensack Meridian Health	5.000%	7/1/38	400,000	447,772
Refunding, RWJ Barnabas Health Obligation Group	5.000%	7/1/43	1,200,000	1,328,964
New Jersey State Higher Education Assistance Authority, Series A	5.625%	6/1/30	12,320,000	12,524,019
New Jersey Institute of Technology, Series A	5.000%	7/1/45	750,000	830,190
New Jersey State Turnpike Authority, Refunding, Series G	5.000%	1/1/35	3,830,000	4,347,548

See Notes to Financial Statements.

10	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Tobacco Settlement Financing Corp., NJ, Refunding, Series A	5.000%	6/1/46	$600,000	$621,558
Total New Jersey				48,296,561
New York — 15.2%
Long Island, NY, Power Authority, General, Series A	6.000%	5/1/33	24,570,000	24,995,552	(d)
MTA:
Green Bonds, Series A	5.000%	11/15/47	1,500,000	1,666,770
Transportation, Series D	5.250%	11/15/40	5,000,000	5,323,600	(d)
New York City, NY, TFA Building Aid Revenue, Fiscal 2009, Series S-5, State Aid Withholding	5.000%	1/15/32	4,000,000	4,015,120
New York City, NY, TFA Future Tax Secured Revenue, Subordinated, Series B-1	5.000%	8/1/45	3,000,000	3,338,220
New York City, NY, Water & Sewer System:
Second General, Fiscal 2013	5.000%	6/15/47	2,650,000	2,848,512
Subordinated, Series BB-1	5.000%	6/15/46	1,500,000	1,667,025
New York State Liberty Development Corp.:
Goldman Sachs Headquarters	5.500%	10/1/37	1,485,000	1,861,269
Refunding, 4 World Trade Center Project	5.750%	11/15/51	5,000,000	5,463,350
Refunding, Class 1-3 World Trade Center Project	5.000%	11/15/44	1,750,000	1,788,763	(c)
Refunding, Goldman Sachs Headquarters	5.250%	10/1/35	3,045,000	3,670,473
Refunding, Second Priority, Bank of America Tower	5.125%	1/15/44	1,000,000	1,029,080
New York State Dormitory Authority:
BID Group 3, Series A	5.000%	3/15/42	1,000,000	1,124,690
Refunding, Series B, Bidding Group 3 Bond	5.000%	2/15/43	3,000,000	3,341,910
Refunding, Series E, BID Group 4	5.000%	3/15/44	2,000,000	2,251,860
New York State Transportation Development Corp.:
Delta Airlines Inc., LaGuardia Airport Terminal C & D Redevelopment Project	5.000%	1/1/36	1,750,000	1,895,898	(e)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/41	8,000,000	8,420,480	(e)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/46	1,500,000	1,574,250	(e)
Port Authority of New York & New Jersey:
Condsolidated One Hundred Sixty-Sixth	5.000%	1/15/41	2,750,000	2,884,255
Refunding, 194th Series	5.000%	10/15/41	6,400,000	7,096,320
Total New York				86,257,397
North Carolina — 0.5%
North Carolina State Turnpike Authority:
Refunding, Senior Lien	5.000%	1/1/30	300,000	334,986
Refunding, Series A, State Appropriations	5.000%	7/1/47	750,000	797,565
Refunding, Series A, State Appropriations	5.000%	7/1/51	1,500,000	1,591,110
Total North Carolina				2,723,661

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Ohio — 2.1%
JobsOhio Beverage System, Senior Lien, Series A	5.000%	1/1/38	$8,000,000	$8,660,320
Ohio State Water Development Authority, Refunding, U.S. Steel Corp. Project	6.600%	5/1/29	3,000,000	3,063,990
Total Ohio				11,724,310
Oklahoma — 0.2%
Oklahoma State Turnpike Authority, Second Series C	5.000%	1/1/47	700,000	773,563
Payne County, OK, EDA, Epworth Living at The Ranch, Series A	6.875%	11/1/46	500,000	205,000	*(h)
Total Oklahoma				978,563
Oregon — 0.4%
Oregon State Facilities Authority, Refunding, Legacy Health Project, Series A	5.000%	6/1/46	2,000,000	2,166,660
Pennsylvania — 3.6%
Commonwealth Financing Authority, PA,:
Tobacco Master Settlement Payment Bonds	5.000%	6/1/32	250,000	279,635
Tobacco Master Settlement Payment Bonds	5.000%	6/1/33	500,000	556,285
Cumberland County, PA, Municipal Authority, Refunding, Diakon Lutheran Social Ministries Project	5.000%	1/1/30	2,375,000	2,538,875
East Hempfield Township, PA, IDA, Student Services Inc., Student Housing Project Millersville University	5.000%	7/1/47	550,000	567,694
Pennsylvania State Higher Educational Facilities Authority, Trustees University Pennsylvania, Series A	5.000%	2/15/48	1,250,000	1,415,712
Pennsylvania State Turnpike Commission:
Subordinated, Series B	5.250%	12/1/41	2,275,000	2,483,822	(d)
Subordinated, Series B	5.250%	12/1/41	3,725,000	3,949,953
Subordinated, Series B	5.000%	12/1/48	2,900,000	3,166,887
Philadelphia, PA, School District, GO, Series A	5.000%	9/1/33	1,755,000	1,922,813
Philadelphia, PA, Water & Wastewater Revenue, Series A	5.000%	7/1/45	1,000,000	1,081,660
State Public School Building Authority:
Refunding, Philadelphia School District, AGM	5.000%	6/1/31	600,000	666,240
Refunding, Philadelphia School District, AGM	5.000%	6/1/33	1,780,000	1,964,728
Total Pennsylvania				20,594,304
Puerto Rico — 0.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Senior Lien, Series A	5.250%	7/1/42	1,405,000	1,297,869
Rhode Island — 0.9%
Rhode Island State Health & Educational Building Corp., Hospital Financing, Lifespan Obligation, Series A	7.000%	5/15/39	5,000,000	5,114,050	(d)

See Notes to Financial Statements.

12	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
South Carolina — 0.8%
South Carolina State Ports Authority:
Series 2010	5.250%	7/1/40	$2,500,000	$2,626,525	(d)
Series 2018	5.000%	7/1/48	1,750,000	1,902,547	(e)
Total South Carolina				4,529,072
South Dakota — 0.1%
South Dakota State HEFA, Regional Health	5.000%	9/1/40	500,000	548,915
Tennessee — 0.9%
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue:
Subordinated, Green Bond, Series A	5.000%	7/1/42	500,000	564,215
Subordinated, Series B	5.000%	7/1/46	1,000,000	1,123,660
Tennessee Energy Acquisition Corp.	4.000%	11/1/25	3,000,000	3,129,120	(a)(b)
Total Tennessee				4,816,995
Texas — 13.0%
Alamo, TX, Regional Mobility Authority, Senior Lien	5.000%	6/15/46	1,300,000	1,415,986
Arlington, TX, Senior Lien, Series A, AGM	5.000%	2/15/48	1,250,000	1,366,937
Dallas, TX, Love Field:
Airport Modernization	5.000%	11/1/33	120,000	133,399
Airport Modernization	5.000%	11/1/36	120,000	131,875
Dallas-Fort Worth, TX, International Airport, Joint Improvement, Series A	5.000%	11/1/45	8,500,000	8,827,165
Grand Parkway Transportation Corp., TX,:
Convertible CAB, Step bond, (0.000% until 10/1/23, 5.500%), Series B	0.000%	10/1/36	4,000,000	3,763,080
Subordinated Tier, Tela Supported, Series A	5.000%	10/1/43	1,500,000	1,678,440
Harris County, TX, Health Facilities Development Corp., School Health Care System, Series B	5.750%	7/1/27	970,000	1,159,965	(f)
Houston, TX, Airport Systems Revenue, Series B-1	5.000%	7/15/30	5,500,000	5,935,930
Houston, TX, Combined Utility System Revenue, Refunding, Combined, First Lien, Series D	5.000%	11/15/44	1,000,000	1,099,380
Love Field, TX, Airport Modernization Corp., Southwest Airlines Co. Project	5.250%	11/1/40	14,250,000	14,780,812
New Hope, TX, Cultural Education Facilities Finance Corp., Collegiate Housing College Station, AGM	5.000%	4/1/46	750,000	791,513
North Texas Tollway Authority:
Refunding, Series A	5.000%	1/1/39	825,000	906,131
Refunding, Series B	5.000%	1/1/40	2,000,000	2,134,640
Refunding, Series B	5.000%	1/1/45	2,105,000	2,278,452
Tarrant County Cultural Education Facilities Finance Corp., Buckner Senior Living Ventana Project	6.625%	11/15/37	610,000	664,443

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas State Municipal Gas Acquisition & Supply Corp. III	5.000%	12/15/27	$8,550,000	$9,251,356
Texas State Private Activity Bond Surface Transportation Corp.:
Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/45	1,600,000	1,672,608
Senior Lien, LBJ Infrastructure Group LLC	7.000%	6/30/40	7,000,000	7,438,900
Texas State Water Development Board, State Water Implementation Fund, Series A	5.000%	10/15/43	6,250,000	7,075,875
Woodloch Health Facilities Development Corp., TX,:
Inspired Living Lewsville Project	6.750%	12/1/51	1,000,000	1,016,010	(c)
Subordinate, Inspired Living Lewsville Project	10.000%	12/1/51	150,000	153,888
Total Texas				73,676,785
U.S. Virgin Islands — 0.6%
Virgin Islands Public Finance Authority:
Matching Fund Loan, Diageo Project, Series A	6.750%	10/1/37	1,200,000	1,216,200
Matching Fund Loan, Senior Lien, Series A	5.000%	10/1/29	710,000	715,325
Matching Fund Loan, Subordinated, Series A	6.000%	10/1/39	1,475,000	1,482,375
Total U.S. Virgin Islands				3,413,900
Utah — 1.2%
Salt Lake City, UT, Corp. Airport Revenue, Series A	5.000%	7/1/43	5,250,000	5,756,152	(e)
Utah Charter School Finance Authority, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/47	1,000,000	1,075,960
Total Utah				6,832,112
Virginia — 1.4%
Virginia State Port Authority:
Refunding, Series B	5.000%	7/1/41	1,100,000	1,202,575	(e)
Refunding, Series B	5.000%	7/1/45	1,500,000	1,627,695	(e)
Virginia State Small Business Financing Authority:
Senior Lien, Elizabeth River Crossing OpCo LLC Project	5.250%	1/1/32	3,000,000	3,180,090	(e)
Senior Lien, Elizabeth River Crossing OpCo LLC Project	5.500%	1/1/42	2,000,000	2,117,780	(e)
Total Virginia				8,128,140
Washington — 1.0%
Port of Seattle, WA, Series A	5.000%	5/1/43	1,500,000	1,623,195
Washington State, GO, Refunding, Series R-2018D	5.000%	8/1/34	3,000,000	3,442,950
Washington State HFC:
Heron’s Key, Series A	6.500%	7/1/30	350,000	371,448	(c)
Heron’s Key, Series A	6.750%	7/1/35	370,000	392,489	(c)
Total Washington				5,830,082
Wisconsin — 1.0%
Mount Pleasant, WI, Series A	5.000%	4/1/48	2,500,000	2,729,950

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — continued
Public Finance Authority, WI, Revenue:
American Dream @ Meadowlands Project	7.000%	12/1/50	$1,500,000	$1,689,660	(c)
Denver International Airport	5.000%	9/30/49	1,000,000	1,065,460
Total Wisconsin				5,485,070
Total Investments before Short-Term Investments (Cost — $760,849,681)				805,590,941
Short-Term Investments — 0.4%
Municipal Bonds — 0.4%
New York — 0.2%
New York City, NY, TFA Future Tax Secured Revenue, Subordinated Series 2A, SPA — Dexia Credit Local	1.690%	11/1/22	800,000	800,000	(i)(j)
New York State Urban Development Corp., State Facilities A3A, SPA — JP Morgan Chase Bank	1.710%	3/15/33	400,000	400,000	(i)(j)
New York, NY, GO, Subordinated Series H-5, LOC — Dexia Credit Local	1.690%	3/1/34	150,000	150,000	(i)(j)
Total New York				1,350,000
North Carolina — 0.1%
Charlotte, NC, COP, 2003 Governmental Facilities Project LIQ — Wells Fargo Bank N.A.	1.680%	6/1/33	635,000	635,000	(i)(j)
Washington — 0.1%
Washington State HFC:
Overlake School Project LOC — Wells Fargo Bank N.A.	1.690%	10/1/29	420,000	420,000	(i)(j)
Overlake School Project LOC — Wells Fargo Bank N.A.	1.690%	10/1/29	100,000	100,000	(i)(j)
Total Washington				520,000
Total Short-Term Investments (Cost — $2,505,000)				2,505,000
Total Investments — 142.4% (Cost — $763,354,681)				808,095,941
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (5.0)%				(28,075,000)
Variable Rate Demand Preferred Stock, at Liquidation Value — (38.3)%				(217,575,000)
Other Assets in Excess of Liabilities — 0.9%				4,931,556
Total Net Assets Applicable to Common Shareholders — 100.0%				$567,377,497

(a)	Maturity date shown represents the mandatory tender date.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset Managed Municipals Fund Inc.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)	The coupon payment on these securities is currently in default as of November 30, 2018.

(i)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

Abbreviations used in this schedule:
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
CSCE	— Charter School Credit Enhancement
CWA	— Clean Water Act
DFA	— Development Finance Agency
EDA	— Economic Development Authority
FHA	— Federal Housing Administration — Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

Ratings Table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	1.7%
AA/Aa	31.3
A	35.5
BBB/Baa	21.0
BB/Ba	2.1
CCC/Caa	0.4
CC/Ca	0.2
A-1/VMIG 1	0.3
NR***	7.5
100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

Western Asset Managed Municipals Fund Inc.

**

The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***

The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

November 30, 2018

Assets:
Investments, at value (Cost — $763,354,681)	$808,095,941
Interest receivable	10,096,644
Prepaid expenses	97,971
Total Assets	818,290,556

Liabilities:
Variable Rate Demand Preferred Stock ($25,000 liquidation value per share; 8,703 shares issued and outstanding) (net of deferred offering costs of $1,452,896) (Note 5)	216,122,104
Payable for securities purchased	3,342,992
Distributions payable	2,510,746
Investment management fee payable	367,686
Due to custodian	348,798
Distributions payable to Auction Rate Cumulative Preferred Stockholders	5,100
Directors’ fees payable	4,460
Accrued expenses	136,173
Total Liabilities	222,838,059
Series M, T, W, Th and F Auction Rate Cumulative Preferred Stock (1,123 shares authorized and issued at $25,000 per share) (Note 6)	28,075,000
Total Net Assets Applicable to Common Shareholders	$567,377,497

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 43,288,734 shares issued and outstanding; 500,000,000 common shares authorized)	$43,289
Paid-in capital in excess of par value	530,207,145
Total distributable earnings (loss)	37,127,063
Total Net Assets Applicable to Common Shareholders	$567,377,497

Common Shares Outstanding	43,288,734

Net Asset Value Per Common Share	$13.11

See Notes to Financial Statements.

18	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2018

Investment Income:
Interest	$19,165,456

Expenses:
Investment management fee (Note 2)	2,274,656
Distributions to Variable Rate Demand Preferred Stockholders (Notes 1 and 5)	1,711,451
Liquidity fees (Note 5)	844,851
Remarketing fees (Note 5)	110,601
Directors’ fees	80,129
Legal fees	36,212
Audit and tax fees	32,452
Fund accounting fees	27,751
Amortization of Variable Rate Demand Preferred Stock offering costs (Note 5)	27,721
Transfer agent fees	23,314
Auction agent fees	22,061
Shareholder reports	16,293
Rating agency fees	16,118
Stock exchange listing fees	11,123
Auction participation fees (Note 6)	8,049
Custody fees	5,072
Insurance	4,361
Interest expense	222
Miscellaneous expenses	13,285
Total Expenses	5,265,722
Net Investment Income	13,899,734

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(559,389)
Futures contracts	138,788
Net Realized Loss	(420,601)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(16,290,448)
Net Loss on Investments and Futures Contracts	(16,711,049)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 6)	(377,667)
Decrease in Net Assets Applicable to Common Shareholders From Operations	$(3,188,982)

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended November 30, 2018 (unaudited) and the Year Ended May 31, 2018	November 30	May 31

Operations:
Net investment income	$13,899,734	$28,627,393
Net realized gain (loss)	(420,601)	3,732,916
Change in net unrealized appreciation (depreciation)	(16,290,448)	(19,784,975)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(377,667)	(549,722)
Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	(3,188,982)	12,025,612

Distributions to Common Shareholders From (Note 1):
Total distributable earnings[1]	(15,064,480)	(32,695,654)
Decrease in Net Assets From Distributions to Common Shareholders	(15,064,480)	(32,695,654)

Fund Share Transactions:
Reinvestment of distributions (0 and 122,246 shares issued, respectively)	—	1,700,141
Net increase from tender and repurchase of Auction Rate Cumulative
Preferred Shares (Note 6)	600,000	—
Increase in Net Assets From Fund Share Transactions	600,000	1,700,141
Decrease in Net Assets Applicable to Common Shareholders	(17,653,462)	(18,969,901)

Net Assets Applicable to Common Shareholders:
Beginning of period	585,030,959	604,000,860
End of period[2]	$567,377,497	$585,030,959

[1]

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 10. For the year ended May 31, 2018, distributions from net investment income were $32,695,654.

[2]

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 10. For the year ended May 31, 2018, end of year net assets included undistributed net investment income of $7,867,130.

See Notes to Financial Statements.

20	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended November 30, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(2,811,315)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(83,623,429)
Sales of portfolio securities	94,151,654
Net purchases, sales and maturities of short-term investments	(1,805,000)
Net amortization of premium (accretion of discount)	161,810
Decrease in interest receivable	284,077
Increase in prepaid expenses	(67,210)
Decrease in other receivables	111,416
Decrease in payable for securities purchased	(4,342,747)
Decrease in investment management fee payable	(20,587)
Decrease in Directors’ fee payable	(7,624)
Increase in accrued expenses	35,190
Net realized loss on investments	559,389
Change in net unrealized appreciation (depreciation) of investments	16,290,448
Net Cash Provided by Operating Activities	18,916,072

Cash Flows From Financing Activities:
Distributions paid on common stock	(15,280,924)
Distributions paid on Auction Rate Cumulative Preferred Stock	(380,330)
Repurchase of Auction Rate Cumulative Preferred Stock	(3,400,000)
Decrease in deferred preferred stock offering costs	27,721
Increase in due to custodian	117,461
Net Cash Used in Financing Activities	(18,916,072)
Cash at beginning of period	—
Cash at end of period	—

The following table provides a reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows.

November 30, 2018
Cash	—
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$0

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	21

Financial highlights

For a common share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
	2018[1,2]	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of period	$13.51	$13.99	$14.60	$14.40	$13.80	$14.12

Income (loss) from operations:
Net investment income	0.32	0.66	0.71	0.74	0.78	0.79
Net realized and unrealized gain (loss)	(0.37)	(0.37)	(0.54)	0.24	0.09	(0.32)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.01)	(0.01)	(0.01)	(0.00) [3]	(0.00) [3]	(0.01)
Total income (loss) from operations	(0.06)	0.28	0.16	0.98	0.87	0.46

Less distributions to common shareholders from:
Net investment income	(0.35) [4]	(0.76)	(0.77)	(0.78)	(0.78)	(0.78)
Total distributions to common shareholders	(0.35)	(0.76)	(0.77)	(0.78)	(0.78)	(0.78)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	0.01	—	—	0.00 [3]	0.51	—

Net asset value, end of period	$13.11	$13.51	$13.99	$14.60	$14.40	$13.80

Market price, end of period	$12.26	$12.71	$13.84	$14.82	$13.96	$13.17
Total return, based on NAV[5,6]	(0.39)%[7]	2.01%	1.16%	7.05%	10.26%[8]	3.78%
Total return, based on Market Price[9]	(0.81)%	(2.89)%	(1.31)%	12.19%	12.26%	4.82%

Net assets applicable to common shareholders, end of period (millions)	$567	$585	$604	$627	$617	$591

Ratios to average net assets:[10]
Gross expenses	1.83%[11]	1.68%	1.48%	1.28%	0.99%	0.92%
Net expenses	1.83 [11]	1.68	1.48	1.28	0.99	0.92
Net investment income	4.82 [11]	4.80	5.04	5.13	5.49	6.10

Portfolio turnover rate	10%	19%	12%	5%	4%	1%

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$28,075	$32,075	$32,075	$32,075	$32,425	$250,000
Variable Rate Demand Preferred Stock at Liquidation Value, End of Period (000s)	$217,575	$217,575	$217,575	$217,575	$217,575	—
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[12]	331%	334%	342%	351%	347%	336%[13]
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[12]	$82,742	$83,585	$85,485	$87,813	$86,679	$84,118

See Notes to Financial Statements.

22	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 85% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been the -0.46%.

[8]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 6.36%.

[9]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[11]	Annualized.

[12]

Represents value of net assets plus the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, at the end of the period divided by the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, outstanding at the end of the period.

[13]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal income tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

24	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$805,590,941	—	$805,590,941
Short-term investments†	—	2,505,000	—	2,505,000
Total investments	—	$808,095,941	—	$808,095,941

†	See Schedule of Investments for additional detailed categorizations.

(b) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities including the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Variable Rate Demand Preferred Stock, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

26	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2018, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distribution may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the common shareholders of the Fund. Distributions to common shareholders of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of Auction Rate Cumulative Preferred Stock (“ARCPS”) are accrued daily and paid on a weekly basis and are determined as described in Note 6. Distributions to holders of Variable Rate Demand Preferred Stock (“VRDPS”) are accrued on a daily basis and paid monthly as described in Note 5 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s VRDPS are treated as dividends or distributions.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

28	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For the purposes of calculating the investment management fee, the aggregate liquidation value of the Preferred Stock is not deducted in determining the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the six months ended November 30, 2018, such purchase and sale transactions (excluding accrued interest) were $37,195,000 and $43,790,000, respectively.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended November 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$83,623,429
Sales	94,151,654

At November 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$763,354,681	$49,191,375	$(4,450,115)	$44,741,260

4. Derivative instruments and hedging activities

At November 30, 2018, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2018. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$138,788

During the six months ended November 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$1,638,643

†	At November 30, 2018, there were no open positions held in this derivative.

5. Variable rate demand preferred stock

On March 4, 2015, the Fund completed a private offering of 8,703 shares of Series 1 Variable Rate Demand Preferred Stock (“VRDPS”). Net proceeds from the offering were used by the Fund to repurchase outstanding shares of Series M, Series T, Series W, Series TH and Series F Auction Rate Cumulative Preferred Stock (“ARCPS”) that had been accepted for payment pursuant to the tender offer (see Note 6). Offering costs incurred by the Fund in connection with the VRDPS issuance are being amortized to expense over the life of the VRDPS.

The table below summarizes the key terms of Series 1 of the VRDPS at November 30, 2018.

Series	Mandatory Redemption Date	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value
Series 1	3/4/2045	8,703	$25,000	$217,575,000

30	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

The VRDPS shares are not listed on any securities exchange or automated quotation system. For financial reporting purposes, the VRDPS shares are considered debt of the Fund; therefore, the liquidation value, which approximates fair value of the VRDPS shares, is recorded as a liability on the Statement of Assets and Liabilities.

Holders of VRDPS have the right to tender their VRDPS shares for remarketing at a price equal to the liquidation preference amount plus all accumulated but unpaid dividends and at a date which is no earlier than the seventh day following delivery of the notice to the tender and paying agent. The VRDPS shares include a liquidity feature that allows VRDPS holders to have their shares purchased by the liquidity provider with whom the Fund has contracted in the event of a failed remarketing where purchase orders are not sufficient in number to be matched with the sale orders. The Fund is required to redeem the VRDPS shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays a monthly remarketing fee at the annual rate of 0.10% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month. These fees are shown as remarketing fees on the Statement of Operations.

Holders of VRDPS are entitled to receive monthly cumulative cash dividends, payable on the first business day of each calendar month, at a variable rate set weekly by the remarketing agent. The dividend rate is generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate will reset to the maximum rate. The maximum rate is determined, in part, based upon the long-term rating assigned to the VRDPS. In the event the Fund fails to make a scheduled dividend payment, all outstanding shares of the VRDPS are subject to mandatory tender.

Subject to certain conditions, the VRDPS shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per share is equal to the liquidation value per share plus any accumulated but unpaid dividends. The Fund is required to redeem its VRDPS on the mandatory redemption date, March 4, 2045. In addition, the Fund is required to redeem certain of the VRDPS shares if the Fund fails to maintain certain asset coverage and rating agency guidelines.

The Fund has entered into a fee agreement with the liquidity provider that requires monthly payment of an annual liquidity fee. These fees are shown as liquidity fees on the Statement of Operations. The fee agreement between the Fund and the liquidity provider is scheduled to terminate on March 1, 2019. The Fund has the right, which is exercisable 120 to 90 days prior to the scheduled termination date, to request that the liquidity provider extend the term of the agreement for an additional period. The Fund may also terminate the agreement early. In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDPS will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDPS purchased by the liquidity provider six months after the purchase date.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

The VRDPS ranks senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the VRDPS, due on or prior to the date of the common stock dividend or distribution, and meets the VRDPS asset coverage and rating agency requirements.

The holders of the VRDPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of VRDPS or the holders of common stock. Pursuant to the 1940 Act, holders of the VRDPS have the right to elect two Directors of the Fund, voting separately as a class.

The annualized dividend rate for the VRDPS shares for the six months ended November 30, 2018 was 1.568%. VRDPS shares issued and outstanding remained constant during the six months ended November 30, 2018.

6. Auction rate cumulative preferred stock

As of November 30, 2018, the Fund had 49 shares outstanding of Series M, 283 shares outstanding of Series T, 276 shares outstanding of Series W, 454 shares outstanding of Series Th and 61 shares outstanding of Series F, each of Auction Rate Cumulative Preferred Stock (“ARCPS”).

On January 22, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding ARCPS at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through February 27, 2015, the expiration date of the tender offer.

The Fund’s tender offers were conditioned upon the Fund closing on the private offering of VRDPS with an aggregate liquidation preference at least equal to the aggregate liquidation preference of ARCPS accepted for tender.

On March 4, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 1,871 Series M ARCPS, 1,717 Series T ARCPS, 1,710 Series W ARCPS, 1,466 Series Th ARCPS and 1,939 Series F ARCPS, which represented 93.55% of outstanding Series M ARCPS, 85.85% of outstanding Series T ARCPS, 85.50% of outstanding Series W ARCPS, 73.30% of outstanding Series Th ARCPS, and 96.95% of outstanding Series F ARCPS. In aggregate, the Fund accepted for payment 8,703 ARCPS, which represented 87.03% of the outstanding ARCPS. The ARCPS that were not tendered will remain outstanding. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

In September 2015, the Fund repurchased 14 Series W ARCPS in a private transaction at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends. The difference between the liquidation preference of the

32	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in the assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

On November 27, 2018, the Fund repurchased 80 Series M and 80 Series Th ARCPS in a private transaction at a price equal to 85% of the liquidation preference of $25,000 per share (or $21,250 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in the assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. To the extent capital gains and other taxable income are allocated to holders of ARCPS for tax purposes, the Fund will likely have to pay higher dividends to holders of ARCPS to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s ARCPS starting February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing 30-days “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies.

The dividend rates ranged from 1.972% to 3.055% during the six months ended November 30, 2018. At November 30, 2018, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend Rate	2.655%	2.655%	2.672%	2.672%	2.655%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

The holders of the ARCPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. Pursuant to the 1940 Act, holders of the preferred stock have the right to elect two Directors of the Fund, voting separately as a class.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, acts as the broker/dealer in connection with the auction of ARCPS. For all periods since the

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction rate, however, on August 3, 2009, CGM reduced the participation fees to annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended November 30, 2018, CGM earned $22,061 as the participating broker/dealer.

7. Distributions to common shareholders subsequent to November 30, 2018

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/23/2018	12/3/2018	$0.0580
12/21/2018	12/31/2018	$0.0580
1/18/2019	2/1/2019	$0.0580
2/15/2019	3/1/2019	$0.0580

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended November 30, 2018, the Fund did not repurchase any shares.

9. Capital loss carryforward

As of May 31, 2018, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2019	$(4,384,830)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred losses of $10,398,833 which have no expiration date, must be used first to offset any such gains.

10. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board Accounting Standards Update 2016-18 (“ASU 2016-18”), Statement of Cash Flows (Topic 230) — Restricted Cash. ASU 2016-18 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Prior to the issuance of ASU 2016-18, GAAP did not include specific guidance on the cash flow classification and presentation of changes in restricted cash or restricted cash equivalents. Upon evaluation, the Fund has concluded that ASU 2016-18 does not

34	Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report

materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

*  *  *  *

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2018 Semi-Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Managed Municipals Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company, LLC (“Western Asset”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2018, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Western Asset, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and Western Asset to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Western Asset.

At a meeting held by conference call on October 31, 2018, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Western Asset provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Western Asset.

36	Western Asset Managed Municipals Fund Inc.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and Western Asset, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Western Asset and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and Western Asset.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well

Western Asset Managed Municipals Fund Inc.	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged general and insured municipal debt closed-end funds, as classified by Broadridge, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that among the funds in the Performance Universe, the Fund’s performance was ranked in the fourth quintile for the 1-year period ended June 30, 2018; the fifth quintile for the 3-year period ended such date; the third quintile for the 5-year period ended such date; and the second quintile for the 10-year period ended such date. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Broadridge Performance Information also showed that the Fund’s performance was worse than the median performance of the Performance Universe for each of the 1- and 3-year periods ended June 30, 2018 but was better than the Performance Universe median for each of the 5- and 10-year periods ended such date. In reviewing the Fund’s performance, the Manager noted differences in its investment objective and strategies and those of other Performance Universe funds. The Manager noted that an investment objective of the Fund is to maximize current income exempt from federal income tax consistent with preservation of capital and that the Fund’s overweight to pre-funded municipal bonds during the 1-year period in line with that objective detracted from its performance relative to the Performance Universe. The Manager noted that the Fund for the twelve-month period ended June 30, 2018 generated a yield which was competitive with the yields of other Performance Universe funds and higher than the Fund’s benchmark yield. With respect to the 3- and 5-year periods, the Fund elected not to use additional leverage through issuance of tender-option bonds as other Performance Universe funds did to their benefit during shorter time periods. The use of leverage can enhance investment performance in a rising market but detract from performance in a declining market. In addition, the Manager noted that the Fund’s long-standing and continuing avoidance of tobacco securities detracted from performance as well. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2018.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that

38	Western Asset Managed Municipals Fund Inc.

continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to Western Asset under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and ten other leveraged general and insured municipal debt closed-end funds, as classified by Broadridge. The eleven funds in the Expense Group had average net common share assets ranging from $423.3 million to $934.4 million. Four of the other Expense Group funds were larger than the Fund and six were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked third (first being lowest and, therefore, best in these expense component rankings) among the funds in the Expense Group. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked third among the funds in the Expense Group compared on the basis of common share assets only and was ranked fourth among the Expense Group funds when compared on the basis of common share and leveraged assets. Each of the Fund’s foregoing expense components was at or better (i.e., lower) than the Expense Group median for that expense component. The Broadridge Expense Information further showed that among the Expense Group funds, the Fund’s actual total expenses ranked fifth whether compared on the basis of common share assets only or on the basis of common share and leveraged assets and, in each case, were worse (i.e., higher) than the Expense Group median for that expense component. In reviewing the Broadridge Expense Information comparisons of the Fund’s actual total expenses, the Manager noted, among other things, that the Fund’s investment-related expenses were high relative to other Expense Group funds as a result of its 2015 private offering of Variable Rate Demand Preferred Shares. The Board noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

Western Asset Managed Municipals Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2018 and March 31, 2017. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to Western Asset was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had decreased during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

40	Western Asset Managed Municipals Fund Inc.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and western asset

The Board considered other benefits received by the Manager, Western Asset and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Western Asset were present.

Western Asset Managed Municipals Fund Inc.	41

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Managed Municipals Fund Inc. was held on September 28, 2018 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares (together, as a single class) Votes For	Common Shares and Preferred Shares (together, as a single class) Votes Withheld
Carol L. Colman	40,341,403	1,215,706
Jane Trust	40,166,132	1,390,977
Paolo M. Cucchi	6,108	6

At November 30, 2018, in addition to Carol L. Colman, Jane Trust and Paolo M. Cucchi the other Directors of the Fund were as follows:

Robert D. Agdern

Daniel P. Cronin

Leslie H. Gelb*

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett*

*	Messrs. Gelb and Roett retired from the Board of Directors effective December 31, 2018.

42	Western Asset Managed Municipals Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

Western Asset Managed Municipals Fund Inc.	43

Dividend reinvestment plan (unaudited) (cont’d)

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

44	Western Asset Managed Municipals Fund Inc.

Western Asset

Managed Municipals Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar*

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2019, Ms. Kumar became a Director.

Western Asset Managed Municipals Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon (“BNY”)

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

MMU

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Managed Municipals Fund Inc.

Western Asset Managed Municipals Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed Municipals Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010152 1/19 SR18-3535

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: January 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: January 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: January 25, 2019